THIRD AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                CARR REALTY, L.P.


                  THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CARR REALTY, L.P. (this "Third Amendment"), dated May 8, 1998, is entered into by CarrAmerica Realty Corporation, a Maryland corporation, as general partner (the "General Partner") of Carr Realty, L.P. (the "Partnership"), and the party listed on Schedule A hereto (the "Contributor").

                  WHEREAS, on the date hereof, the Contributor is receiving Class C units of limited partnership interest in the Partnership in exchange for the Contributor's limited partnership interest in Square 24 Associates, a District of Columbia limited partnership in which Carr Real Estate Services, L.L.C., a Delaware limited liability company in which the Partnership is the sole member, is the sole general partner, pursuant to a closing under a certain Contribution Agreement by and between the Partnership and the Contributor; and

                  WHEREAS, the Contributor is agreeing to become, upon execution hereof, a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

                  1. The Contributor hereby agrees to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

                  2. Under the authority granted to the General Partner by
Section 4.2.A., in accordance with the requirements of Section 4.2.F.(5), and pursuant to certain a Contribution Agreement, dated as of May 8, 1998, by and between Carr Realty, L.P. and the Contributor, Exhibit A hereby is amended by replacing such Exhibit A with the Exhibit A attached to this Third Amendment, and the Contributor hereby is admitted to the Partnership as an Additional Limited Partner holding Class C Units.


                                     * * * *

                  All capitalized terms used in this Third Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.


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                  IN WITNESS WHEREOF, the undersigned has executed this Third
Amendment as of the date first set forth above.


                             CARRAMERICA REALTY CORPORATION,
                             as General Partner of Carr Realty, L.P.
                             and on behalf of existing Limited Partners



                             By:    Karen B. Dorigan
                                    ----------------------------
                                    Name:  Karen B. Dorigan
                                    Title: Senior Vice President




                             CONTRIBUTOR



                             By:    Karen B. Dorigan
                                    --------------------------------------------
                                    Name:  Karen B. Dorigan
                                           As Attorney-in-Fact for the Holder
                                           listed on Schedule A attached hereto